PAYDEN CALIFORNIA MUNICIPAL INCOME FUND Investor Class PYCRX	Summary Prospectus July 21, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.payden.com/prospectus. You can also get this information at no cost by calling 800-572-9336, or by sending an e-mail to payden@umb.com. The Fund’s prospectus and statement of additional information, both dated February 26, 2010, as well as the prospectus supplement dated April 27, 2010, are incorporated by reference into this summary prospectus.

 INVESTMENT OBJECTIVE:

The Fund seeks income that is exempt from Federal and California income tax and is consistent with preservation of capital.

 FEES AND EXPENSES:

The following table shows the fees and expenses you may pay if you buy and hold shares of this Fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.32%
Other Expenses	0.36%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	0.70%
Fee Waiver or Expense Reimbursement[1]	0.13%
Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement	0.57%

[1] Payden & Rygel (“Payden”) has contractually agreed to waive its investment advisory fee or reimburse Fund expenses to the extent that the Total Annual Fund Operating Expenses After Fee Waiver or Expense Reimbursement (excluding Acquired Fund Fees and Expenses, interest and taxes) exceed 0.55%. This agreement has a one-year term ending February 28, 2011; it may be renewed and may be amended by approval of a majority of the Fund’s Board of Trustees.
Please Note: The Total Annual Fund Operating Expenses in this fee table do not correlate to the ratio of expenses to average net assets given in the Financial Highlights in this Prospectus (and in the Fund’s financial statements), which reflects the Fund’s operating expenses but not Acquired Fund Fees and Expenses.

Example of Fund Expenses: This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (inclusive of Acquired Fund Fees and Expenses) remain the same. Although your actual expenses may be higher or lower, based on these assumptions your expenses would be:

1 Year	3 Years	5 Years	10 Years
$58	$211	$377	$858

Portfolio Turnover. The Fund pays transaction costs when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 38% of the average value of its long-term holdings.

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 PAYDEN CALIFORNIA MUNICIPAL INCOME FUND

 PRINCIPAL INVESTMENT STRATEGIES:

ª	Under normal market circumstances, the Fund invests at least 80% of its total assets in “California Municipal Securities,” which are defined as debt obligations issued by the State of California, local governments and other authorities in California, and their agencies and instrumentalities, or by other issuers, all of which debt obligations pay interest income exempt from California personal income tax.

ª	The Fund may invest up to 20% of its total assets in “Municipal Securities,” which are defined as debt obligations issued by state and local governments, territories, and possessions of the United States, regional government authorities, and their agencies and instrumentalities, and which pay interest income either exempt from Federal income tax, or exempt from Federal income tax, but subject to the Federal alternative minimum tax.

ª	Under normal market circumstances, the Fund invests at least 75% of its total assets in investment grade bonds, but may invest up to 25% of its total assets in debt securities rated below investment grade (commonly called “junk bonds”). Investment grade debt securities are rated within the four highest grades by at least one of the major rating agencies, such as Standard & Poor’s (at least BBB-), Moody’s (at least Baa3) or Fitch (at least BBB-), or are securities that the Fund’s adviser, Payden, determines to be of comparable quality.

ª	The Fund invests in debt securities of any maturity and there is no limit on the Fund’s maximum average portfolio maturity. However, the Fund’s average portfolio maturity (on a dollar-weighted basis) is generally five to ten years.

ª	The Fund is “non-diversified,” which means that Payden may from time to time invest a larger percentage of the Fund’s assets in securities of a limited number of issuers.

 PRINCIPAL INVESTMENT RISKS:

Depending on the circumstances, there is always the risk that you could lose all or a portion of your investment in the Fund. The following risks could also affect the value of your investment in the Fund.

ª	As with most bond funds, the income on and value of your shares in the Fund will fluctuate along with interest rates. When interest rates rise, the market prices of the debt securities the Fund owns decline. When interest rates fall, the prices of these securities usually increase. Generally, the longer the Fund’s average portfolio maturity, the greater the price fluctuation.

ª	Because the Fund invests primarily in California Municipal Securities, its performance is subject to economic and political developments in the State of California. California Municipal Securities may be adversely affected by political and economic conditions and developments within California and the nation as a whole. California continues to experience significant financial stress primarily from ongoing weakness in the state economy, high unemployment and a contracted credit environment. While the consensus among economists is that the negative economic outlook for California appears to be moderating, California’s budgetary and fiscal condition remain in a fragile state and economists emphasize that uncertain revenue estimates and market volatility make any projection highly uncertain. As of April 26, 2010, California’s general obligation bonds were rated A1 by Moody’s, A- by Standard & Poor’s, and A- by Fitch Ratings. Though bonds issued by California remain “investment grade” according to each ratings agency, California currently has the lowest credit rating of any state, and the agencies continue to monitor California’s budget outlook closely to determine whether to alter the ratings.

ª	Below investment grade securities (commonly called “junk bonds”) are speculative and involve a greater risk of default and price change due to changes in the issuer’s creditworthiness, and the market prices of these debt securities may be more volatile and may decline more significantly in periods of general economic difficulty.

ª	The Fund is “non-diversified,” which means that compared with diversified funds, the Fund may invest a greater percentage of its assets in a particular issuer. Accordingly, events that affect a few — or even one — of the Fund’s investments may have a greater impact on the value of the Fund’s shares than they would if the Fund were diversified.

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 PAYDEN CALIFORNIA MUNICIPAL INCOME FUND

 PAST FUND PERFORMANCE:

The information in the bar chart and table below provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns over time compare with those of two broad measures of market performance, the Barclays Capital 7-Year Municipal Index and the Barclays Capital California Intermediate Index.

After-tax returns for the Fund are calculated using the highest individual Federal marginal income tax rates for each year and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. They also may not be relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Updated performance information for the Fund may be found on the Fund’s Internet site at payden.com. Past performance (before and after taxes) is no guarantee of future results.

Year by Year Total Returns

During the ten-year period, the Fund’s best quarter was 3rdQ 2009 (5.31%), and the worst quarter was 2ndQ 2004 (−2.25%).

Average Annual Returns Through 12/31/09	1 Year	5 Years	10 Years

California Municipal Income Fund
Before Taxes	7.36%	3.50%	4.59%
After Taxes on Distributions	7.28%	3.48%	4.52%
After Taxes on Distributions and Sale of Fund Shares	6.13%	3.51%	4.47%

Barclays Capital 7-Year Municipal Index	7.61%	4.58%	5.58%
(The returns for the index are before any deduction for taxes, fees or expenses.)
Barclays Capital California Intermediate Index	7.17%	4.18%	5.35%
(The returns for the index are before any deduction for taxes, fees or expenses.)

 MANAGEMENT:

Investment Adviser. Payden & Rygel is the Fund’s investment adviser.

Portfolio Manager. Mary Beth Syal, Chartered Financial Analyst (“CFA”), is a Managing Principal and portfolio manager. She has been with Payden since 1991. Michael Salvay, CFA, is a Managing Principal and portfolio manager. He has been with Payden since 1997.

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 PAYDEN CALIFORNIA MUNICIPAL INCOME FUND

 PURCHASE AND SALE OF FUND SHARES:

The minimum initial and subsequent investment amounts for each type of account are as follows:

	INITIAL	ADDITIONAL
ACCOUNT TYPE	INVESTMENT	INVESTMENT

Regular	$5,000	$250
Tax-Sheltered	$2,000	$250
Electronic Investment
Set schedule	$2,000	$250
No set schedule	$5,000	$250
Automatic Exchange	NA	$250

You may purchase or redeem shares by contacting the Fund, in writing at Payden Mutual Funds, P.O. Box 1611, Milwaukee, WI 53201-1611, by calling 1-800-572-9336, via the Fund’s Internet site at payden.com, or through a financial intermediary. Purchases and redemptions by telephone are only permitted if you previously established these options on your account.

 TAX INFORMATION:

Substantially all dividends paid by the Fund will be exempt from Federal income taxes; however, dividends from the Fund may be subject to state and local taxes, and a portion of the dividends may be a tax preference for purposes of the alternative minimum tax. In addition, the amount of such dividends may be included in the measure of income tax on other items, including but not limited to social security benefits.

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